90096-P1 04/24

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED APRIL 26, 2024

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED MARCH 1, 2024, OF

CLEARBRIDGE INTERNATIONAL GROWTH FUND (THE “FUND”)

The following replaces, with respect to the Fund, the section of the Fund’s SAI titled “Portfolio Managers – Portfolio Managers Securities Ownership”:

The table below identifies ownership of equity securities of the Fund by the portfolio managers responsible for the day-to-day management of the Fund as of October 31, 2023. These holdings are in addition to the shares held for the benefit of the portfolio managers under the incentive compensation program of the Manager.

Portfolio Managers	Dollar Range of Ownership of Securities ($)
International Growth Fund
Elisa Mazen	100,001-500,000
Michael Testorf	100,001-500,000
Pawel Wroblewski	10,001-50,000

Please retain this supplement for future reference.